                        IBM BUSINESS PARTNER AGREEMENT/
                            IBM SOLUTIONS PROVIDER
                                   AGREEMENT

IBM Business Partner Agreement for Solution Providers

1.    Marketing Approval

      As our IBM Business Partner-Solution Provider, we approve you under the terms of this Agreement to market to End Users Products and Services specified in this Agreement. As our Remarketer, you acquire such Products and Services from an IBM Distributor. When approved as a Solution Provider under a remarketer relationship, you may also be approved under a complementary marketing relationship. If we approve you to market the same Product and Service under both remarketer and complementary marketing terms, all transactions or business segment by providing your IBM Distributor a signed IBM Business Partner Statement of Election. If you meet the requirements of the Marketing Approval section of the Complementary Marketing Terms Attachment for Solution Providers, you may participate under those terms.

2.     Definitions

        End User is anyone, who is not part of the Enterprise of which you are a part, who uses Services or acquires Products for its own and not for resale.

        Enterprise is any legal entity and the subsidiaries it owns by more than 50%.

        Machine is machine, its features, conversions, upgrades, elements, accessories, or any combination of them. The term "Machine" includes an IBM Machine and any non-IBM Machine (including other equipment) that we approve you to market.

        Product is a Machine or Program.

        Program is an IBM Program or non-IBM Program provided under its applicable license terms, that we approve you to market.

        Service is the performance of a task, provision of advice and counsel, assistance, or access to a resource that we approve you to market.

3.     Value Added Enhancement

       For Products we specify to your IBM Distributor, you are required to have a solution which is a value added enhancement that we approve and specify and which significantly adds to the Product's function and capability. You agree to market Products and Services only with your approved value added enhancement as part of an integrated solution for End Users. Certain Products we specify do not require a value added enhancement.

        In the event we withdraw approval of your value added enhancement, we also withdraw your approval as an IBM Business Partner for that value added enhancement.

        We may, at any time, modify the criteria for approval of your value added enhancement. You are responsible to modify your value added enhancement to meet these criteria.

        You agree to market Products,including processor upgrades requiring a processor serial number change, only to End Users for whom your value added enhancement is their primary reason for acquiring th e Products. A sale to an End User without a value added enhancement, when required, is a material breach of the Agreement.

        However, your value added enhancement is not required to be the End Users primary reason for acquiring upgrades to systems you previously installed with your enhancement and where your enhancement is still in productive use. Upgrades include processor upgrades (non-serial number change), peripherals and programs.

        Unless we specify otherwise in writing, you may market upgrades only to those End Users where you have installed your value added enhancement, and who intend on-going use of that value added enhancement.

4.     Our Relationship

       Each of us agrees that:

       1. each of us is responsible for our own expenses regarding fulfillment of our responsibilities and obligations under the terms of this Agreement;

       2. neither of us will assume or create any obligations on behalf of the other or make any representations or warranties about the other, other than those authorized;

       3. neither of us will bring a legal action against the other more than two years after the cause of action arose unless otherwise provided by local law without the possibility of contractual waiver;

       4. failure by either of us to insist on strict performance or to exercise a right when entitled does not prevent either of us from doing so at a later time, either in relation to that default or any subsequent one; and

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        5.  IBM may change the terms of this Agreement on one month's written
notice.   Otherwise, for any other change to be valid, both of us must agree in writing. Changes are not retroactive. Additional or different terms in a communication from you are void;and

        6. IBM reserves the right to assign, in whole or in part, this Agreement to any other IBM related company.

5.  Your Responsibilities To IBM

        You agree:

        1. to develop a mutually acceptable business plan with us or your IBM Distributor, as we specify, if we require one. Such plan will document your marketing plans as they apply to our relationship. IBM or your IBM Distributor will review the plan, at a minimum, once a year;

        2. that, unless precluded by applicable law, if we specify a minimum annual attainment, one of the requirements for you to retain this relationship is that you achieve such attainment;

        3. to provide us, or our representative with access to your facilities in order for us to fulfill our obligations and to review your compliance with the Agreement;

        4. if you acquire Products you are approved to market from your Distributor for demonstration, development, and evaluation purposes, to use such Products primarily in support of your Product marketing activities and to retain such Products for twelve months from the Date of Installation of the Products, unless specified otherwise for specific Products by your Distributor. If you acquire Products you are approved to market from your Distributor for internal use, to use such Products only within your Business Partner operations. Any value added enhancement or system integration services otherwise required by your relationship is not applicable when you acquire products for internal use. You must retain such Products for a minimum of twelve months unless otherwise specified by your Distributor;

        5.  to comply with all terms regarding Program upgrades;

        6. your rights under this Agreement are not property rights and, therefore, you can not transfer them to anyone else or encumber them in any way;

        7.  to maintain the criteria we specified when we approved you;

        8. for a Program requiring the End User's signature on the Program's license agreement, to obtain the signature before providing the Program to End User, and return any required documentation to your IBM Distributor (all other Programs are licensed under the terms of the agreement provided with them);

        9. to retain records of eac Product and Service transaction (for example, a sale, a credit or a warranty claim) for three years and provide us relevant records on request. We may reproduce and retain copies of these records;

        10. to provide information, including installation reporting, to us or your IBM Distributor, as we require your Distributor to provide to us;

        11. to report to us any suspected Product defects or safety problems, and to assist us in tracing and locating Products;

        12. that the products and deliverables you market in conjunction with IBM Products and Services are Year 2000 Ready. A product (for example, a machine or program) or a deliverable is Year 2000 Ready if the product of deliverable, when used in accordance with its associated documentation, is capable of correctly processing, providing and/or receiving date data within and between the twentieth and twenty-first centuries, provided that all products used with the product or deliverable properly exchange accurate date data with it;

        13. if during our review of your compliance with your Business Partner Agreement with us, we find that you have materially breached the terms of this Agreement, then in addition to IBM's remedies under the terms of this Agreement, you may be subject to restitution of discount or other financial penalties under the terms of your agreement with your IBM Distributor; and

        14. to comply with the highest ethical principles in performing under the Agreement. You will not offer or make payments or gifts (monetary or otherwise) to anyone for the purpose of wrongfully influencing decisions in favor of IBM, directly or indirectly. IBM may terminate this Agreement immediately in case of a) a breach of this clause or b)when IBM reasonably believes such a breach has occurred.

       6.  Your Responsibilities To End Users

        You agree to:

        1. be responsible for customer satisfaction and to participate in customer satisfaction programs as we determine;

        2. refund the amount paid for a Product returned to you because the End User returned it to you under the terms of its warranty or did not accept the terms of the licence or a money-back guarantee we offer End Users. You may return such Products to the IBM Distributor from whom you acquired them, for credit;

        3. develop a plan agreed to by the End User, for installation and post installation support for the offering you market. For Products and Services we approve you to market, support includes your being the primary contact for Product information, technical advice and operational advice associated with the offering. You may delegate these support responsibilities for Products and Services, and any other associated products, to another IBM Business Partner who is approved to market such Products. If you do, you retain customer satisfaction responsibilities. Alternatively, such support responsibilities will be provided by IBM if you market the applicable IBM Services to the End User. If you do, we assume customer satisfaction responsibilities for such support;


        4. provide a dated written record, such as a sales receipt or an invoice, which specifies the End User's name, the part number or Machine type/model, and serial number if applicable;

        5. inform your End User , in writing, who the warranty provider is, if other than yourself, and of any other applicable Warranty information, as well as any modification you or the IBM Distributor make to a Product and advise that such modification may void the warranty;

        6. inform your End User that the sales receipt (or other documentation we may specify, such as Proof of Entitlement if it is required) will be necessary for proof of warranty entitlement and for Program upgrades;

        7. provide to your End Users the Program Services the IBM Distributor provides to you; and

        8. assist the End User to achieve productive use of your solution and the Products and Services you marketed.

       7.  Status Change

        You agree to give us prompt written notice (unless precluded by law or regulation) of any substantive change of anticipated change to the information supplied in your application. Upon notification of such change, (or in the event of failure to give notice of such change) IBM may, at its sole discretion, immediately terminate this Agreement.

       8.  Marketing Funds and Promotional Offerings

        We may provide marketing funds and promotional offerings. If we do, you agree to use them according to our guidelines and to maintain records of your activities regarding the use of such funds and offerings for three years. We may withdraw or recover marketing funds and promotional offerings from you if you breach any terms of the Agreement. Upon notification of termination of the Agreement, marketing funds and promotional offerings will no longer be available for use by you, unless we specify otherwise in writing.

       9.  Production Status

        Each IBM Machine is manufactured from new parts, or new and used parts. In some cases, the IBM Machine may not be new and may have been previously installed. Regardless of the IBM Machine's production status, our appropriate warranty terms apply. You agree to inform you End User of these terms, in writing. Warranty information is available from your IBM Distributor.

      10.  IBM Warranty Service

        If we approve you to provide IBM Warranty Service, you agree to do so for those Products specified and according to the guidelines provided to you.

      11.  Marketing of Services

        The following are the conditions under which you may market Services, which your Distributor makes available to you:

        1.  if you marketed a Product to the End User; or

        2. regardless of whether you marketed a Product to the End User, you may market the Services we specify in this Agreement.

        You may market Services on eligible non-IBM Products regardless of whether you marketed a Machine or Program to the End User.

        Marketing of Service for a Fee

        If you market an IBM Service which is eligible for a fee and which your IBM Distributor makes available to you, we will pay the fee to your IBM Distributor. Alternatively, if such IBM Service is not available from your IBM Distributor, but is available to you from us, we will pay the fee to you.

        In either case we pay the fee when 1) you identify the opportunity and perform the marketing activities, 2) you provide the order and any required documents signed by the End User, and 3) a standard Statement of Work is used and there are no changes, and no marketing assistance from us is required.

        Additionally, for Services we specify, and which are not available from your IBM Distributor, we will pay you a fee when you provide us a lead and the following criteria are met: 1) it is submitted on the form we provide to you,
2) it is for an opportunity which is not known to us, and 3) it results in the End User ordering the Service from us within six months from the date we receive the lead from you.

        We will not pay you the fee if 1) the machine or program is already under the applicable Service, 2) we have an agreement with the End User to place the machine or program under the applicable Service, or 3) the Service was terminated by the End User within the last six months.

        Remarketing of Services

        We provide terms in an applicable Attachment governing your remarketing of Services the End User purchases from you and which we perform under the terms of the IBM Service agreement signed by the End User.

        Shrink-wrap Services are performed under the terms of the agreement provided with them. If the terms of the agreement are not visible on the shrink-wrap package, you agree to provide (or, if applicable, request your Remarketer to provide) the Services terms to the End User before such Services are acquired by the End User.

        12.  Marketing of Financing

        We may approve you in this Agreement, to market our Financing Services for Products and Services and any associated products and services you market to the End User. If you market our Financing Services, we will pay a fee if specified in the Business Partner Financing Fee Schedule.

        We provide Financing Services to End Users under the terms of our applicable agreements signed by the End User. You agree, that for the items that will be financed, 1) you will promptly provide us, or your Distributor, as we specify, any required document including invoices, with serial numbers if applicable, 2)the supplier will transfer clear title to us, and 3) you will not transfer to us any obligations under your agreements with the End User.

        We will make payment for the items to be financed when the End User has initiated financing and acknowledged acceptance of the items being financed. Payment will be made to you, your Distributor, or the supplier, as appropriate.

        13.  Export

        You may actively market Products and Services only within the geographic scope specified in this Agreement. You may not market outside this scope, and you agree not to use anyone else to do so. If a customer acquires a Product for export, our responsibilities, if any, under this Agreement no longer apply to that Product unless the Product's warranty or license terms state otherwise. You agree to use your best efforts to ensure that your customer complies with all export laws and regulations including those of the United States and the country specified in the Governing Law Section of this Agreement, and agree to provide us with the customer's name and address, Machine type/model, and serial number if applicable, date of sale, and destination country. We exclude these Products from any of your attainment objectives and qualification for applicable promotional offerings and marketing funds.

        14.  Licensed Internal Code

        Machine ("Specific Machines") containing Licensed Internal Code will be identified to you by the IBM Distributor. We grant the rightful possessor of a Specific Machine a license to use the code (or any replacement we provide) on, or in conjunction with, only the Specific Machine, designated by serial number, for which the code is provided. We license the code to only one rightful possessor at a time. You agree that you are bound by the terms of the separate license agreement that is provided to you.

        Your Responsibilities

        You agree to inform your customer and record on the sales receipt, that the Machine you provide is a Specific Machine. The license agreement must be provided to the customer before the sale is finalized.

        15.  Machine Code

        For certain Machines we may provide basic input/output system code, utilities, diagnostics, device drivers, or microcode (collectively called "Machine Code"). This Machine Code is licensed under the terms of the ageement provided with it. You agree to ensure the End User is provided such agreement.

        16.  Trademarks

        We will notify you in written guidelines of the IBM Business Partner title and emblem which you are authorized to use. You may not modify the emblem in any way. You may use our Trademarks (which include the title, emblem, IBM Trademarks and service marks) only:

        1.  within the geographic scope of this Agreement;

        2.  in association with Products and Services we approve you to market;
and
        3.  as described in the written guidelines provided to you.

        The royalty normally associated with non-exclusive use of the Trademarks will be waived, since the use of this asset is in conjunction with marketing activities supporting sales of Products and Services.

        You agree to promptly modify any advertising or promotional materials that do not comply with our guidelines. If you receive any complaints about your use of a Trademark, you agree to promptly notify us. When this Agreement ends, you agree to promptly stop using our Trademarks. If you do not, you agree to pay any expenses and fees we incur in getting you to stop.

        You agree not to register or use any mark that is confusingly similar to any of our Trademarks.

        Our Trademarks, and any goodwill resulting from your use of them, belong to us.

        17.  Liability

        Circumstances may arise where, because of a default or other liability, one of us is entitled to recover damages from the other. In each such instance, regardless of the basis on which damages can be claimed, the following terms apply as your exclusive remedy and our exclusive liability.

        We are responsible for the amount of any loss or damage, up to the greater of $100,000 or the charges (if recurring, 12 months' charges apply) for the Product that is the subject of the claim.

        Under no circumstances (except as required by law) are we liable for third-party claims against you for damages, or for special, incidental, or indirect charges, or for any economic consequential damages (including lost profits or savings) even if we are informed of their possibility.

        In addition to damages for which you are liable under law and the terms of this Agreement, you will indemnify us for claims made against us by others (particularly regarding statements, representations or warranties not authorized by us) arising out of your conduct under this Agreement or as a result of your relations with anyone else.

        18.  Electronic Communications

        Each of us may communicate with the other by electronic means, and such communication is acceptable as a signed writing to the extent permissible under applicable law. Both of us agree that for all electronic communications, an identification code (called a "user ID") contained in an electronic document is sufficient to verify the sender's identity and the document's authenticity.

        19.  Confidential Information

        This section comprises a Supplement to the IBM Agreement for Exchange of Confidential Information (AECI). "Confidential Information" means:

        1.  all information IBM marks or otherwise states to be confidential

        2.  any of the following prepared or provided by IBM:

                a.  sales leads,

                b.  information regarding End Users,

                c.  unannounced information about Products and Services,

                d.  business plans or,

                e.  market intelligence, and

        3. any of the following written information you provide to us on our request and which you mark as confidential

                a.  reporting data,

                b.  financial data, or

                c.  the business plan.

        All other information exchanged between us is nonconfidential, unless disclosed under a separate Supplement to the IBM Agreement for Exchange of Confidential Information.

        20.  Ending the Agreement

        Regardless of the contract duration specified in the "Details of Our Relationship" Section, or any renewal period in effect, either of us may terminate this Agreement, with or without cause, on three months' written notice. If, under applicable law, a longer period is mandatory, then the notice period is the minimum notice period allowable.

        If we terminate for cause we may, at our discretion, allow you a reasonable opportunity to cure. If you fail to do so, the date of termination is that specified in the notice.

        However, if either party breaches a material term of the Agreement, the other party may terminate the Agreement on written notice. Examples of such breach by you are if you do not maintain customer satisfaction; if you repudiate this Agreement; or if you make any material misrepresentations to us. You agree that our only obligation is to provide the notice called for in this section and we are not liable for any claims or losses if we do so.

        If the relationship between you and your named IBM Distributor ends, or the relationship between IBM and that Distributor ends, and you reapply with a new IBM Distributor to continue as our Business Partner, you must notify us within two months of the name of your new IBM Distributor. We will review your application to acquire Products from this IBM Distributor and advise the new IBM Distributor when the application is approved.

        You agree that if we permit you to perform certain activities after this Agreement ends, you will do so under the terms of this Agreement.

        21.  Geographic Scope

        All the rights and obligations of both of us are valid only in the United States and Puerto Rico.

        22.  Governing Law

        The laws of the State of New York, without regard to conflict of laws principles, govern this Agreement.

        The "United Nations Convention on th International Sale of Goods" does not apply.

                          DETAILS OF OUR RELATIONSHIP

Contract Start Date   06/01/99          Duration     24 months

        Unless we specify otherwise in writing, the Agreement will be renewed automatically for subsequent two year periods. Each of us is responsible to provide the other three months' written notice if the Agreement will not be renewed.

Products and Services you are approved to market:

        You acquire Products and Services you market from the IBM Distributors specified (personal computer Products may be acquired from IBM approved Distributor).

Products


                                                                 Approved to
                                   Value Added    Approved to   Market Under
                                   Enhancement    Market Under  Complementary
                                    Required       Remarketer     Marketing          Distributor Name
                                    (yes/no)         Terms          Terms            and Effective Date
        RS/6000                       yes             yes             no          PIONEER-STANDARD ELECTRO
        -------                    ----------     -----------   -------------     ------------------------


Services

        If you are approved to market the following Services, you may do so without the requirement to have marketed a Machine or Program to the End User.

-----------------------------------    -----------------------------------------

-----------------------------------    -----------------------------------------

Additional Terms

        For each Attachment for which you are approved, each of us agrees to the terms of the following by signing this Agreement. Copies of the Attachments are included.


                                                                    Approved          Attachment
                                                                    (yes/no)
Attachment for Services Marketing for Solution Provider or Reseller   yes             Z125-5749-00 11/97

Complementary Marketing Terms Attachment for Solution Provider        no              Z125-5776-00 03/98

Attachment for Finance Services from IBM Credit Corporation           yes             Z125-5795-02 05/99

Federal Remarketer Attachment                                         yes             Z125-5514-01 02/99

Federal Certification Attachment                                       no              Z125-5515-02 04/99

Minimum Annual Attainment

        When the following Section is completed, you agree to meet the following:

        Product                 Minimum Annual          Measurement
                                Attainment              Period Dates
                                Volume/Revenue

        RS/6000                 $100,000                06/01/99 to 05/31/00
                                $100,000                06/01/99 to 05/31/00

Value Added Enhancement

        Value added enhancement description:

--------------------------------------------------------------------------------

                See attached (VAEATT)

--------------------------------------------------------------------------------

        Locations:

        Loc. ID         Location (street address, city, state,ZIP code)

        19498           3200 Wilcrest Suite 370
                        Houston, TX  77042

        Loc. ID         Location (street address, city, state, ZIP code)

        26761           701 Brazos Suite 500
                        Austin, TX  78701

        Loc. ID         Location (street address, city, state, ZIP code)

        26752           555 Republic Drive #200
                        Dallas, TX  75074

        This Agreement is the complete agreement regarding this relationship, and replaces any prior oral or written communications between us. Once this Agreement is signed, 1) any reproduction of this Agreement made by reliable means (for example, photo copy or facsimile) is considered an original, to extent permissible under applicable law, and 2) all Products and Services you market and Services you perform under this Agreement are subject to it. If you have already signed an Agreement for Exchange of Confidential Information
(AECI), your signature on this Agreement includes your acceptance of the AECI.

        Date received by IBM_________     Revised Agreement(Y/N)  No

 Agreed to:  Design Automation Systems    Agreed to: IBM Corporation

             (IBM Business Partner name)             (IBM Corporation)


           /s/ Gary A. Reece
        By:__________________________     By:___________________________
           (Authorized Signature)            (Authorized Signature)

        Name (type or print):             Name (type or print)
             Gary A. Reece                     Carol Russell

        Date: 08-25-99                    Date:

        IBM Business Partner Address:     IBM Address:
        3200 Wilcrest Suite 370           4111 Northside Parkway
        Houston, TX  77042                Atlanta, GA  30327

        IBM Business Partner Agreement

        Attachment for Services Marketing

        for Solution Provider or Reseller

        The following terms govern your marketing of Services you acquire from your IBM Distributor and which the End User purchases from you and which we perform under the terms of the IBM Agreement for Services Acquired from an IBM Business Partner (IBM Service Agreement). We provide additional terms to you,if any, in specific Service Attachments, or transaction documents.

        1.  IBM Services

        Services may be either standard offerings or customized to the End User's specific requirements. Each Service transaction may include one or more Services that:

        1.  expire at task completion or an agreed date;

        2. automatically renew as another transaction with a specified contract period. Renewals will continue until the service is terminated; or

        3. do not expire and are available for use until either of us terminates the Service, or we withdraw the Service.

        If we make a change to the terms of a renewable Service that affects the End Users current Service Agreement contract period and the End User considers it unfavorable and you advise your Distributor, who is responsible to advise us in writing, we will defer the change until the end of the contract period.

        2.  Service Charges

        Prepaid Services must be used within the applicable contract period. If we withdraw a Service which has been prepaid,and we have not fully provided such Service, we will give a prorated refund to your Distributor. Otherwise, we do not give credits or refunds for unused prepaid Services.

        If an End User is eligible for a credit under the terms of the IBM Service Agreement (for example,a satisfaction guarantee credit, or a credit for withdrawn Services not fulfilled), you agree to ensure the applicable credit is issued to the End User. Your Distributor will issue the appropriate credit to you.

        You may market Services we make available to your Distributor on a recurring-charge basis, only on a recurring charge basis.

        3.  Notices

        Each of us agrees to give the other a copy, through your Distributor, of notices or requests received from or sent to an End User, applicable to the IBM Service Agreement.

        You agree to ensure certain Service Attachments and transaction documents, if any, are made available to End Users for their signature, if required. Such documents may have terms in addition to those we specify in the IBM Service Agreement.

        4.  Services Requirements Changes

        During the Service period you may update the requirements, including adding Products to be covered by the Service requirements. We will adjust our invoicing to you Distributor accordingly. Check with your Distributor to determine if you will incur an additional charge.

        5.  Termination of Services

        If either IBM or the End User does not meet its obligations concerning a Service, the other party may terminate the Service. We will inform your Distributor of any such termination.

        You may terminate an expiring or renewable Service transaction. Check with your Distributor to determine if you will incur a charge for such termination.

      For a Service the End User terminates, you agree to ensure we are provided one month's written notice from the End User. For a Service you decide to terminate, you agree to provide one month's written notice to us and the End User.

        IBM Business Partner Agreement
        Attachment for Financing Services
        From IBM Credit Corporation

        The terms of this Attachment modify or are in addition to a prevail over the IBM Business Partner Agreement-General Terms, the IBM Business Partner Agreement for Solution Providers, and the IBM Business Partner Agreement for Resellers, as applicable. "We" refers to IBM Credit Corporation.

        If you are an IBM Distributor, any term regarding your activities or responsibilities with an End User may be performed by you. Alternatively, such activities may be performed by your IBM approved Solution Provider or Reseller, as applicable. In such case, you are responsible to ensure the Solution Provider or Reseller has been approved under the terms of this Attachment.

        1.  Appointment as Agent

        We appoint you as our agent under the terms of this Attachment solely for the purpose of offering to End Users IBM Credit Corporation financial products ("Financing Services")for Products and Services and any associated products and services you market, and to advertise availability of our offerings; both subject to terms in this Attachment including its attached Exhibit "A".

        This relationship between you and us is that of agent and principal, and is not a joint venture, partnership, employer/employee relationship or a joint enterprise of any kind. Except as specifically permitted herein, neither of us is permitted to represent the other, bind the other by its own acts, or control the manner, means or prices of such other's business.

        2.  Our Relationship

        Responsibilities

        Each of us agrees that:

        a. we reserve the right, without liability to you, to discontinue or vary availability of Financing Services to you, a specific End User or End Users generally;

        b. we reserve the right for any reason not to accept all or part of any proposed Financing Services proposal;

        c. we may issue, without notice under this Attachment, additional Exhibits, which will apply to Financing Services proposals you submit to us following the effective date of such Exhibit;

        d. we have no right to affect your pricing of Products and items which are to be financed under this Agreement

        e. you will not make any representations, warranties or promises of any type on our behalf to End Users or any other parties, unless specifically authorized by us; and

        f. you have no authority to negotiate terms or conditions of our financing agreements, or to change or alter any prices provided by us.

        Other Responsibilities

        You Agree:

        a. to designate a point of contact within your organization who will serve as the primary point of contact for matters relating to the business relationship with us;

        b. to present to each End User interested in obtaining financing for information technology equipment and related programs and services, a Financing Services proposal approved in advance by us. You will ensure that the End User clearly understands that Financing Services are being provided directly from us as lessor or, in the case of government or government sub-contractor End Users, as financier. Unless we specify otherwise you will also attach a copy of our standard financing agreement and make certain that the End User agrees that only our terms will apply to the Financing Services being provided;

        c. to encourage participation in education which we provide for your employees involved in the selling of our Financing Services;

        d. to assist us in obtaining financial information we require from a potential End User in order to perform a credit evaluation;

        e. to provide administrative assistance to ensure completion of transaction, e.g., provide us with information required to generate financing rates and financing contracts, including hardware configurations and descriptions of charges for programs and services, and ensure that documentation we require to initiate the financing transactions is executed by the End User;

        f. to make End Users aware that their signature on our financing agreement is an offer looking to financing from us and is not binding on us unless and until accepted by us in writing;

        g. to comply with our procedures relating to financing originations, including providing End Users, before obtaining their signatures, with the current version of any financing agreement and documentation we supply, and relevant IBM Credit customer brochures;

        h. to resolve any End User issues or questions relating to supply and performance of Machines, Programs, or Services arising during your relationship with the End User;

        i. to warrant to us that products to be sold by you and financed by us are new and if not new, then identified as such and conveyed to us with good and valid title, free of all encumbrances;

        j. to warrant to us that you will remain fully responsible for all warranty and similar obligations to the End User, in the same manner and to the same extent as if the End User acquired the products from you without any financing from us;

        k. if you request that program costs or fees be included in the Financial Services proposal and we approve and pay you directly, that all obligations concerning the program and its use, remain between the End User and either you or the program provider, and not us;

        l. that, aside from the End User's obligation to pay us, no rights or duties as to the program apply to us and you will take no action which contradicts this;

        m. to provide us with, or assist us in obtaining, your invoices and invoicing documentation for all machines, programs and services being provided to End User and financed by us. Invoices must accurately provide description of the machines, programs and services, End User name, invoice number, purchase amount and payee name and address;

        n. to ensure your invoices or invoicing documentation accurately provides machine's serial number, and the detail of the machines, programs and services you have sold, along with the specific End User price associated with each;

        o. to report, collect and remit any taxes you are responsible for levied in connection with your licensing programs, selling machines and providing services;

        p. to warrant to us that all services to be performed by you or your designees and financed by us were bargained for by the End User and if for any reason the services are not performed you will immediately notify us and we will negotiate appropriate adjustments with you or the End User;

        q. to ensure that no misleading or false representations are made in relation to the Financing Services arrangements; and

        r. to ensure that all advertising which references our offerings conforms to the IBM Credit Advertising Guidelines for Business Partners, and to review with us any advertising not conforming to such guidelines prior to presentation.

        We agree to:

        a. designate a point of contact within our financing organization to serve as the primary point of contact for you;

        b. provide financing to your IBM Credit approved End Users for their information technology equipment and related programs and services'

        c.  deliver financing proposals to you in a timely fashion;

        d. provide appropriate educational offerings for your personnel in order to help them more effectively market our Financing Service; and

        e. provide payment of the documented purchase price and programs and services charges for any financing transaction with the End User. Payment will be made during the settlement period upon our receipt of the required documentation.

        3.  Remuneration

        If we offer you fees for End User financing transactions under the terms of this Attachment, we will specify such fees in Exhibit A.

        4.  Trademarks

        Neither party shall have, without the other party's prior consent, the right to use the other's trademarks or trade names, or to refer to the other party directly or indirectly in connection with any product, promotion or publication.

        5.  Termination of Appointment

        You may terminate this appointment at any time by providing written notice to us. We may terminate this appointment at any time by providing you with 30 days prior written notice. We may terminate this Attachment if the Business Partner Agreement between you and IBM ends. No further Financing Services transaction initiated by you and submitted to us after we provide such notice will qualify for the terms in this Attachment.

IBM Business Partner Agreement
Federal Government Remarketer Attachment

        These terms are in addition to or modify the Remarketer Terms Attachment, the Remarketer Terms Attachment for Workstation Software, the Business Partner Agreement for Solution Providers and the Business Partner Agreement for Resellers. These terms apply only when you market Products and Services to a Federal Government End User.

        1.  FEDERAL GOVERNMENT END USER

        "Federal Government End User" includes federal government agencies or any other entity listed in G8A Order ADM 4800.2D, including those entities listed in Appendices A, B and C of the Order, and any successor Order which may be published by the GSA in the Federal Register. The term Federal Government End User also includes federal government cost reimbursement prime contractors and management and operating contractors that receive proper authorization under FAR part 51 from federal agencies to make federal purchases or acquisitions where licenses granted and title to equipment vest in the Federal Government End User.

        2.  TITLE

        You may propose an integrated solution through a higher-tier federal contractor in fulfillment of a specific government procurement where title to the Machine passes ultimately to the federal government. In no event shall you permit transfer of title for any Machine purchased under this Agreement to other than federal government. Under no circumstances may you assign any of your responsibilities under this Agreement to the Federal Government End User.

        3.  BUY AMERICAN ACT/TRADE AGREEMENTS ACT (BAA/TAA)

        We make no representation or certification regarding the domestic or foreign origin of Products we provide.

        4.  EXPORT OF PRODUCTS

        When the federal government purchases Products and Services for its own use outside the United States, (i.e., an embassy or military installation) they count 1) toward your minimum annual attainment 2) toward determination of your discount price if the Products and Services were acquired directly from IBM by you or 3) for determining your marketing or promotional funds. Also, your future allocations from IBM, if applicable, will not be affected. The warranty for such Products will be voided unless the Product is returned to the United States for warranty service. Title to the Products must reside with the United States government, and the United States government must be responsible for the Program licenses.

        5.  ENDING THE AGREEMENT

        If we terminate the Agreement without cause, we will permit you to continue to market under the terms of the Agreement for 90 days after the termination date. You agree to promptly withdraw any bids that include Products and Services which were anticipated to have been obtained under this Attachment unless we agree to terms and conditions under the Federal Systems Integrator
(FSI) Program (or similar or successor program) for the bid as offered.

        IBM
        VALUE-ADDED ENHANCEMENT ATTACHMENT

        The following listing confirms the IBM approved Value-Added Enhancement you are approved to remarket under the terms and conditions of your Business Partner Agreement and Profile.

        Design Automation System, Inc.

                Product         VAE Approval
                Exhibit             Date
                -------         ------------
                RS60            08-20-99

        SERVER CONSOLIDATION

        VAE NAME: SERVER CONSOLIDATION

        VAE NUMBER: T007

        VAE CATEGORY:   TECHNOLOGY SOLUTION

        ELIGIBLE PRODUCTS:

         * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

         *  NO MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN APPROPRIATE SERVER WITH AT LEAST THREE OF THE FOLLOWING SERVICES:

        -  WORKLOAD BALANCING AND SYSTEMS DESIGN/REQUIREMENTS

        -  CONSOLIDATION OF INTERNAL LOCAL AREA NETWORKS

        -  CONSOLIDATION OF EXTERNAL LOCAL AREA NETWORKS

        -  SIZING AND CONSOLIDATION OF APPLICATIONS

        -  CENTRALIZATION OF SYSTEMS MANAGEMENT FUNCTIONS
           (I.E. SECURITY, BACKUP & RECOVERY)

        - CENTRALIZATION OF SYSTEM MANAGEMENT TOOLS (I.E. TIVOLI, PSSP ON CWS, CLUSTER SERVICES, ETC.)

        - EACH SERVER CONSOLIDATION SERVICE MUST RESULT IN CONSOLIDATION FROM MULTIPLE SERVERS TO A SINGLE LOGICAL SYSTEM OR A REDUCED NUMBER OF LOGICAL SYSTEMS.

        *  BILLED VALUE MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY OR IN IBMLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-118, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT, 598-153.

                                RS60    12-30-98

        E-BUSINESS ELECTRONIC COMMERCE SOLUTIONS

        VAE NAME:  E-BUSINESS ELECTRONIC COMMERCE SOLUTION

        VAE NUMBER:  T003

        VAE CATEGORY:  TECHNOLOGY SOLUTION

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS
        * RS/8000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO RS/6000 SP MODELS)
        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN ELIGIBLE PRODUCT WITH ELECTRONIC COMMERCE SOLUTION:
        -  WEB SITE DESIGN AND DEVELOPMENT
        -  COMPLETION OF NETWORK SECURITY DESIGN PLAN
        -  INTERNET CONNECTIVITY
        *  BILLED VALUE MEASUREMENT REQUIRED:  YES
        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IMBLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-115, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT, 598-150 AND 598-226.
        ____________________________________

                                RS60    12-30-98

        BUSINESS INTELLIGENCE

        VAE NAME:  BUSINESS INTELLIGENCE

        VAE NUMBER:  T001

        VAE CATEGORY:  TECHNOLOGY SOLUTION

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS
        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)
        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN ELIGIBLE IBM PRODUCT WITH A BUSINESS INTELLIGENCE SOLUTION, THAT INCLUDES AT LEAST TWO OF THE FOLLOWING BUSINESS INTELLIGENCE FUNCTIONS:

        -  METADATA MANAGEMENT

        -  DATA EXTRACTION, TRANSFORMATION, AND REPLICATION

        -  DATA CLEANSING

        -  DATA WAREHOUSE OR DATA MART GENERATION AND MANAGEMENT

        -  DATA ACCESS VIA GRAPHICAL ANALYSIS

        -  OLAP (ONLINE ANALYTICAL PROCESSING)

        -  DATA MINING

        * QUALIFIED AS/400 BUSINESS INTELLIGENCE ISV OFFERINGS ARE LISTED IN ANNOUNCEMENT 598-226. ISV OFFERINGS NOT INCLUDED IN THE LIST REQUIRE PRIOR APPROVAL BY IBM.

        * QUALIFIED AS/6000 BUSINESS INTELLIGENCE ISV OFFERINGS ARE LISTED IN ANNOUNCEMENT 598-226. ISV OFFERINGS NOT INCLUDED IN THE LIST REQUIRE PRIOR APPROVAL BY IBM.

        -  VELOCITY FROM SYSTEMSOURCE

        -  INTELLIGENT MINER FOR AS/400

        * QUALIFIED RS/6000 BUSINESS INTELLIGENCE APPLICATION TOOLS ARE TOO NUMEROUS TO LIST. BUSINESS PARTNER APPLICATIONS MUST STATE ANY APPLICABLE TOOLS AND THESE WILL BE REVIEWED AND APPROVED BY IBM.

        *  BILLED VALUE MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IBMLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-114, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT, 598-149 AND 598-226.
        _____________________________

                                RS60    08-20-99

        COMPETITIVE SYSTEM CONVERSION

        VAE NAME:  COMPETITIVE SYSTEM CONVERSION

        VAE NUMBER:  G002

        VAE CATEGORY:  CUSTOMER GROWTH

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS

        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALES AND IMPLEMENTATION OF AN ELIGIBLE PRODUCT AND ASSOCIATED OPERATING SYSTEM AT A CUSTOMER ENTERPRISE WHERE OPERATIONAL PROGRAMS ARE CONVERTED AND PORTED FROM COMPETITIVE VENDOR'S SYSTEM

        *  BILLED VALUE MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IBMLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-113, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT. 598-148.
        __________________________

                                RS60    12-31-98

        NEW CUSTOMER

        VAE NAME:  NEW CUSTOMER

        VAE NUMBER:  G003

        VAE CATEGORY:  CUSTOMER GROWTH

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS

        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

        *  NO MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN ELIGIBLE PRODUCT AND ASSOCIATED OPERATING SYSTEM AT A CUSTOMER ENTERPRISE WHERE THERE IS NO IBM REQUISITE SYSTEM CURRENTLY INSTALLED OR ON ORDER

        *  REQUISITE SYSTEMS INCLUDE:

        -  AS/400

        -  RS/8000

        -  S/390

        -  S/36, S/38

        *  BILLED VALUE MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IBMLINK.

        THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-113, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT, 598-148.
        _____________________________________

                                RS60    12-31-98

        SOLUTION DEVELOPMENT

        VAE NAME :  SOLUTION DEVELOPMENT

        VAE NUMBER:  G004

        VAE CATEGORY:  CUSTOMER GROWTH

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS

        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        THE BUSINESS PARTNER MUST COMPLETE AT LEAST TWO OF THE FOLLOWING:

        * IMPLEMENTATION, CUSTOMIZATION, TUNING/OPTIMIZATION AND INTEGRATION OF APPLICATIONS DEVELOPED BY THE BUSINESS PARTNER, THE CUSTOMER,
        OR AN INDEPENDENT SOFTWARE DEVELOPER, INTO AN END-USER'S
        OPERATIONAL PROCESSES

        * INTERFACE WITH AN EXISTING OR DEVELOP A NEW, LAN/WAN NETWORK CONFIGURATION, AND DESIGN ASSOCIATED NETWORK SECURITY MEASURES TO ENSURE SYSTEM INTEGRITY

        * DESIGN, CONFIGURATION, INTEGRATION AND IMPLEMENTATION OF ELIGIBLE PRODUCTS INTO A TWO OR THREE-TIER CLIENT/SERVER ENVIRONMENT UTILIZING THE ELIGIBLE PRODUCTS AS A PRIMARY DATABASE SERVER.
        (AN AS/400 IMPLEMENTATION MUST USE IPCS IN THIS SOLUTION.)

        IN ADDITION, THE BUSINESS PARTNER MUST:

        * PREPARE A DOCUMENTED PROPOSAL SPECIFYING ALL ELEMENTS OF THE VALUE ADDED OFFERING, AND,

        * DOCUMENT A PLAN FOR IMPLEMENTATION THAT INCLUDES INSTALLATION SCHEDULES, APPLICATIONS, INTEGRATION WITH END USER OPERATIONAL PROCESSES, USER AND OPERATIONS TRAINING, CONNECTION TO NETWORK SERVICE PROVIDER, CUSTOMIZATION AND OPTIMIZATION, ETC.

        *  BILLED VALUE MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IMBLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-113, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT,

        598-148.
        _________________________

                                RS60    02-04-99

        IBM SYSTEM MIGRATION AND UPGRADE

        VAE NAME:  IBM SYSTEM MIGRATION AND UPGRADE

        VAE NUMBER:  G001

        VAE CATEGORY:  CUSTOMER GROWTH

        ELIGIBLE PRODUCTS:

        *  AS/400 ENTRY AND GROWTH MODELS

        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN ELIGIBLE PRODUCT AND ASSOCIATED OPERATING SYSTEM AT A CUSTOMER ENTERPRISE WHERE OPERATIONAL PROGRAMS ARE MIGRATED AND/OR PORTED FROM OLDER TECHNOLOGY IBM SYSTEMS' TO A CURRENT TECHNOLOGY IBM SYSTEM, OR THE PROCESSOR UPGRADE OF AN OLDER TECHNOLOGY IBM SYSTEM

        *  BILLED VALUE MEASUREMENT REQUIRED:  NO

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        *  OLDER TECHNOLOGY IBM SYSTEMS INCLUDE:

        - AS/400 SYSTEMS', INCLUDING MACHINE TYPES 9402, 9404 & 9406 AND MODELS BXX, CXX, DXX, EXX, FXX, TXX*
        (*TSP MODELS), 2XX, 3XX, 400, 40s and 5XX

        - RS/6000 SYSTEMS THAT ARE WITHDRAWN 18 MONTHS OR LONGER FROM THE WITHDRAWAL ANNOUNCEMENT DATE

        -  SERIES/1

        -  SYSTEM/3X

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION.
        ________________________________

                                RS60    08-18-99

        STORAGE MANAGEMENT

        VAE NAME:  STORAGE MANAGEMENT

        VAE NUMBER:  T008

        VAE CATEGORY:  TECHNOLOGY SOLUTION

        ELIGIBLE PRODUCTS:

        * RS/6000 ALL MODELS (SOLUTION PROVIDER MUST BE APPROVED TO MARKET RS/6000 SP MODELS)

        *  MES UPGRADES

        MINIMUM VAE SOLUTION REQUIREMENTS:

        * SALE AND IMPLEMENTATION OF AN APPROPRIATE ADDITIONAL SYSTEM OR SYSTEM UPGRADE, EACH WITH ONE OF THE PRODUCTS LISTED BELOW. PRODUCTS NOT INCLUDED IN THIS LIST REQUIRE PRIOR APPROVAL BY IBM.

        -  ADSTAR (TM) DISTRIBUTED MANAGER (ADSM) FOR AIX

        * PERFORM CUSTOM SERVICES FOR STORAGE MANAGEMENT SOLUTIONS TO INCLUDE THE FOLLOWING:

        -  CENTRALIZED BACKUP AND ARCHIVAL

        -  ON-LINE DISASTER RECOVERY

        -  WORKLOAD BALANCING ACROSS MULTIPLE SERVERS

        -  CENTRALIZED SYSTEM LOGGING AND REPORTING OF OPERATIONAL INFORMATION

        *  BILLED VALUED MEASUREMENT REQUIRED:  YES

        *  FACE-TO-FACE COVERAGE REQUIRED:  YES

        MINIMUM FIRM ELIGIBILITY REQUIREMENTS:

        BUSINESS PARTNERS ARE REQUIRED TO READ THE ANNOUNCEMENT LETTER FOR THIS VAE TO OBTAIN IMPORTANT INFORMATION RELATING TO "MINIMUM FIRM ELIGIBILITY REQUIREMENTS" AND CERTIFICATION AND OTHER APPROVAL INFORMATION. VAE ANNOUNCEMENTS ARE AVAILABLE IN BPLIBRARY ON IBMLINK. THIS VAE WAS ANNOUNCED AS A CHANNEL COMMUNICATION, CC9807-119, AND ALSO AS AN IBM US BUSINESS PARTNER ANNOUNCEMENT, 598-154.
        ______________________________________

____________________________________________________________________________

        The following listing confirms the IBM approved Value-Added Enhancements you are approved to remarket under the terms and conditions of your IBM Business Partner Agreement and Profile at each of your authorized and certified locations. Only those Value-Added Enhancements which require certification are listed. Non-certifiable Value-Added Enhancements can be remarketed by all of your authorized sales locations under the terms and conditions of your IBM Business Partner Agreement, Profile and applicable Attachments and Exhibits.

Location ID     Product         Location VAE
(LOC/ID)        Exhibit         Approval Date   VAE Title
___________     _______         _____________   _________

19498           RS60            01-01-99        COMPETITIVE SYSTEM CONVERSION

19498           RS60            01-01-99        NEW CUSTOMER

19498           RS60            01-01-99        SOLUTION DEVELOPMENT

19498           RS60            01-01-99        IBM SYSTEM MIGRATION AND UPGRADE

19498           RS60            08-18-99        STORAGE MANAGEMENT

26751           RS60            01-01-99        COMPETITIVE SYSTEM CONVERSION

26751           RS60            01-01-99        NEW CUSTOMER

26751           RS60            01-01-99        SOLUTION DEVELOPMENT

26751           RS60            08-18-99        STORAGE MANAGEMENT

26752           RS60            01-01-99        COMPETITIVE SYSTEM CONVERSION

26752           RS60            01-01-99        NEW CUSTOMER

26752           RS60            01-01-99        SOLUTION DEVELOPMENT

26752           RS60            01-01-99        IBM SYSTEM MIGRATION AND UPDATE

26752           RS60            08-18-99        STORAGE MANAGEMENT














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